Statements of cash flows - Summary of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2025 KRW (₩)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 KRW (₩)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 KRW (₩)	Dec. 31, 2022 KRW (₩)
Cash and cash equivalents [abstract]
Cash	₩ 1,826,020		₩ 1,661,517
Foreign currencies	642,158		812,026
Demand deposits	35,891,982		24,634,075
Fixed deposits	139,519		173,505
Total	₩ 38,499,679	$ 26,651,676	₩ 27,281,123	$ 18,885,551	₩ 30,556,618	₩ 34,219,148